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                                                                    EXHIBIT 23.3

                       [Letterhead of Chien Chyuan & Co.]

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Registration Statement No. 333-92076 on Form S-8 of our report on CWI International China, Inc. financial statements and report as to schedules included in the Annual Report on Form 10-K/A of Waxman Industries, Inc. and Subsidiaries for the year ended June 30, 2002.

/s/ Chien Chyuan & Co.
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Chien Chyuan & Co.,
Certified Public Accountants
February 11, 2003
Taichung, Taiwan